Exhibit 99.1

Trillion Energy Annual Meeting of Stockholders Adjourned to July 21, 2021

July 14, 2021 - Vancouver, BC and Ankara, Turkey - Trillion Energy International Inc. (“Trillion” or the “Company”) (CSE: TCF) (OTC: TCFF) (Frankfurt: 3P2N) announced that its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) was adjourned to July 21, 2021.

The record date for the Annual Meeting was May 6, 2021 and shareholders previously should have received proxy materials relating to the Annual Meeting, including a notice and Proxy Statement that was also filed with the Securities and Exchange Commission. When the Annual Meeting was convened on July 7, 2021, the Company determined that only about 48% of the outstanding shares had been voted and a large percentage of the Company’s shareholders might not have received the Company’s proxy materials. The Company adjourned the Annual Meeting to allow additional time for the Company to solicit votes to establish a quorum and more time for shareholders to vote on the proposals described in the Company’s proxy materials.

Any shareholders that hold their shares through a brokerage account and have not received their proxy materials should contact their broker. Any record shareholders that have not received their proxy materials may contact the Company’s Corporate Secretary by phone at (778) 819-8503 or email at info@trillionenergy.com for a copy of the proxy materials and a control number that can be used to vote.

A link to the definitive proxy statement may be found here.

The adjourned Annual Meeting will be reconvened on July 21, 2021 and will be held virtually at www.virtualshareholdermeeting.com/TCFF2021. You will need to provide your 16-digit control number that is on your proxy card to gain access to the Annual Meeting.

About the Company

Trillion Energy is an oil and gas producing company with multiple assets throughout Turkey and Bulgaria. The Company is 49% owner of the SASB natural gas field, one of the Black Sea’s first and largest scale natural gas development projects; a 19.6% (except three wells with 9.8%) interest in the Cendere oil field; and in Bulgaria, the Vranino 1-11 block, a prospective unconventional natural gas property.

For further information, please see our website: www.trillionenergy.com or email us at info@trillionenergy.com

The Company’s NI 51-101 and other reports relating to its reserves as of December 31, 2020 are filed on www.sedar.com, www.thecse.com, as well as the Company’s website.

Contact

Art Halleran: 1-250-996-4211

Corporate offices: 1-778-819-1585

e-mail: info@trillionenergy.com

Website: www.trillionenergy.com

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements, which are based on current expectations, estimates, and projections about the Company’s business and prospects, as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to publicly revise or update any forward-looking statements for any reason. Such statements are not guaranteeing of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. These factors include unforeseen securities regulatory challenges; factors related to the ongoing COVID-19 pandemic; oil and gas price fluctuations; operational and geological risks; the ability of the Company to raise necessary funds for development; the outcome of commercial negotiations; changes in technical or operating conditions; the cost of extracting gas and oil may be too costly so that it is uneconomic and not profitable to do so and other factors discussed from time to time in the Company’s Securities and Exchange Commission filings, including the most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. For a full summary of our oil and gas reserves information, please refer to our Forms F-1,2,3 51-101 filed on www.sedar.com, and or request a copy of our reserves report effective December 31, 2020.